SCUDDER
INVESTMENTS(SM)
[LOGO]

--------------------------------------------------------------------------------
EQUITY/VALUE
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Scudder Micro Cap Fund
Fund #048

Semiannual Report
February 29, 2000

A fund which seeks long-term growth of capital by investing primarily in a diversified portfolio of U.S. micro-cap stocks.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      15   Investment Portfolio

                      25   Financial Statements

                      26   Financial Highlights

                      29   Notes to Financial Statements

                      34   Officers and Trustees

                      35   Investment Products and Services

                      37   Scudder Solutions

Scudder Micro Cap Fund
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ticker symbol SCMCX                                              fund number 048
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Date of             o    The fund's emphasis on attractively valued micro-cap
Inception:               stocks continued to be out of favor over the six-month
8/12/96                  period as investors generally focused on a handful of
                         high priced growth stocks.
Total Net
Assets as of        o    Reflecting the challenging environment for micro-cap
2/29/00:                 stocks with deep value characteristics, the fund
$60.2 million            trailed the performance of its index.

                    o The fund's strongest returns came from the technology sector, but the fund's ongoing commitment to stocks with attractive valuations precluded the portfolio from fully participating in the sector's rally.

Letter from the Fund's President
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Dear Shareholders,

I probably don't need to tell you about the exceptional outperformance of growth stocks versus value stocks. The performance difference between these two styles reached epic proportions during the six-month period. Small growth stocks, driven by a large technology weighting, achieved a 66% return for the six-month period. In contrast, small value stocks posted a modest 3% return for the same period.^1 In this environment, momentum stocks -- those with recent top performance -- again delivered the best performance regardless of fundamentals or earnings histories. This narrow focus came at the expense of most other sectors.

We believe that this type of investing is problematic because it ignores a widely accepted and longstanding principle: Companies that consistently deliver earnings should command higher prices. Just the opposite has generally been true over the last year. In many cases, companies with little or no earnings and inconsistent earnings records were among the best performers and commanded the highest prices. In the investment management industry we say that "past performance is no guarantee of future results," yet it seems that investors have based their decisions almost entirely on past performance during this period.

While we are not going to attempt to predict when small-cap value stocks will return to favor, we know that over the last 20 years growth and value stocks have each taken several turns leading performance (see chart on page 13). The timing of a shift is, of course, the big question. Those of you who question high priced stocks without good fundamentals should derive some comfort from the fund's strategy of investing in companies with attractive valuations and strong operating records. Because investor sentiment often shifts very quickly and dramatically in the small-cap sector, you may want to consider increasing your overall exposure to small value stocks. Before you consider such a move, I encourage you to read the detailed discussion from your fund's portfolio management team that begins on page 10.

For current information on your fund and your account, visit our Internet Web site at www.scudder.com. There you'll find a wealth of information, including current fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also call our representatives at 1-800-SCUDDER (1-800-728-3337).

Thank you for your investment in Scudder Micro Cap Fund.

Sincerely,

/s/Lin Coughlin
Linda C. Coughlin
President,
Scudder Micro Cap Fund

^1 All indices are unmanaged and include reinvestment of dividends and capital gains. Total returns are for the six-month period ended 2/29/00. Small growth stocks are represented by the Russell 2000 Growth Index and small value stocks are represented by the Russell 2000 Value Index. Past performance is no guarantee of future results.

Performance Update
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                                                               February 29, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

     Scudder Micro Cap Fund   Russell 2000 Index*      S&P 500 Index*

        8/96**   10000                10000                  10000
        2/97     11422                11105                  12084
        8/97     13991                13163                  13871
        2/98     15238                14430                  16316
        8/98     12038                10607                  14997
        2/99     12821                12388                  19536
        8/99     13486                13616                  20968
        2/00     13885                18491                  21831

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return

                                Growth of                                Average
Period ended 2/29/2000          $10,000             Cumulative           Annual
--------------------------------------------------------------------------------
Scudder Micro Cap Fund
--------------------------------------------------------------------------------
1 year                         $  10,830              8.30%              8.30%
--------------------------------------------------------------------------------
Life of Fund**                 $  13,885             38.85%              9.68%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $  14,926             49.26%             49.26%
--------------------------------------------------------------------------------
Life of Fund**                 $  18,491             84.91%             16.24%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $  11,174             11.74%             11.74%
--------------------------------------------------------------------------------
Life of Fund**                 $  21,831            118.31%             21.06%
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on August 12, 1996.

     If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                  Yearly periods ended February

     Scudder Micro Cap Fund        Russell 2000 Index*

           14.22                           11.05
           33.41                           29.96
          -15.86                          -14.14
            8.30                           49.26


                                 1997**    1998      1999     2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                      14.22     33.41    -15.86     8.30
--------------------------------------------------------------------------------
Index Total
Return (%)                      11.05     29.96    -14.15    49.26
--------------------------------------------------------------------------------
Net Asset
Value ($)                       13.69     18.19     14.46    15.66
--------------------------------------------------------------------------------
Income
Dividends ($)                     .02        --        --       --
--------------------------------------------------------------------------------
Capital Gains
Distributions($)                   --       .07       .83       --
--------------------------------------------------------------------------------

* The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

**   The Fund commenced operations on August 12, 1996.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                               February 29, 2000

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Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Common Stocks               98%
Cash Equivalents             2%
--------------------------------
                           100%
--------------------------------

Management seeks to be fully invested in micro-cap stocks.

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Stock Characteristics
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                                  Micro      Russell    Fund as
                                  Cap        2000       % of
Median Values         Fund      Universe     Index      Universe
--------------------------------------------------------------------------------
Market
Capitalization
($ millions)            39          62        441        63%
--------------------------------------------------------------------------------
Price/Earnings        10.6        34.6       19.2        31%
--------------------------------------------------------------------------------
Return On Equity
(3 year)              11.4         6.7       11.6       171%
--------------------------------------------------------------------------------
Sales Growth
(5 year)              11.0        12.7       17.5        86%
--------------------------------------------------------------------------------

The fund maintained one of the lowest median market capitalizations among U.S. diversified equity funds.

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Sectors/Largest Holdings
--------------------------------------------------------------------------------

1.   Consumer Discretionary (16%)
     Holiday RV Superstores, Inc.
     Retailing and servicing of recreational vehicles and boats

2.   Manufacturing (16%) and cash flow. SL Industries, Inc.
     Producer of electrical/electromechanical products

3.   Technology (14%)
     American Technical Ceramics Corp.
     Manufacturer of ceramic and porcelain capacitors for storage and discharge of electrical energy

4.   Financial (11%).
     First Cash, Inc.
     Operator of pawn shops

5.   Consumer Staples (10%) Salton, Inc.
     Manufacturer of small kitchen and personal care appliances

6.   Service Industries (6%)
     Mercury Air Group, Inc.
     Provider of fuel and ground support services to commercial airlines, general aviation and U.S. military

7.   Durables (6%)
     Comdial Corp.
     Manufacturer of business communication systems

8.   Construction (4%)
     Continental Materials Corp.
     Manufacturer of heating, cooling and ventilation equipment

9.   Health (4%) HPSC, Inc.
     Financing for health care professionals

10.  Utilities (3%)
     Providence Energy Corp.
     Natural gas utility

The fund's holdings are the result of a disciplined approach to valuing companies that is based on fundamentals such as sales, earnings,

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               February 29, 2000

In the following interview, portfolio managers James M. Eysenbach and Calvin S. Young discuss the market environment and their approach to managing the fund.

Q: How would you characterize the investment environment for the six-month period?

A: The primary factor affecting the fund during this period was the phenomenal performance of a few growth stocks. The disparity of performance between growth and value investment styles widened to unprecedented levels over the six months, as many investors continued to buy last week's best performers regardless of company fundamentals or earnings reliability (see table below). This phenomenon held true for micro-cap stocks and for large- and small-cap stocks.

The strong returns of growth stocks were driven primarily by a handful of stocks, especially technology stocks with very high valuations (high price/earnings, or high price/revenues for companies with losses). The preference for high priced growth stocks left little interest for the type of stocks the fund typically holds -- those with distinct value characteristics.

Q: How did the fund perform?

A: The fund's 2.96% return trailed the 35.77% return of the Russell 2000 Index, which is comprised of both growth and value stocks. However, the fund slightly outperformed the 2.82% return of small-cap value stocks. The primary

--------------------------------------------------------------------------------
Growth Outperformed Value by a Wide Margin
Total returns for small-cap stocks for the six months ended 2/29/00^1
--------------------------------------------------------------------------------
       Growth Stocks                Value Stocks                  Difference
--------------------------------------------------------------------------------
          66.04%                        2.82%                      -63.22%
--------------------------------------------------------------------------------

^1 All indices are unmanaged and include reinvestment of dividends and capital gains. Total returns are for the six-month period ended 2/29/00. Small growth stocks are represented by the Russell 2000 Growth Index and small value stocks are represented by the Russell 2000 Value Index. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Portfolio Characteristics
As of 2/29/00
--------------------------------------------------------------------------------

                         Price/earnings      Median return      Median earnings
                             ratios            on equity           per share
                                                                  growth rate
--------------------------------------------------------------------------------
Fund                          10.6x               11.4%              18.6%

Russell 2000 Index            19.2x               11.6%              10.3%
--------------------------------------------------------------------------------

reason for the fund's dramatic shortfall versus the Russell 2000 is the fund's stronger value orientation. This emphasis on attractive valuations is evident in the portfolio's median "P/E" of 10.6x, which was about one-half that of its benchmark. At the same time, the fund's holdings displayed higher profitability and earnings growth rates than the index (see "Portfolio Characteristics" table above).

Q: Can you elaborate on your investment discipline and its impact on performance?

A: Our portfolio management discipline focuses on size, valuation, and diversification. We select what we believe are attractively valued micro-cap stocks and combine them into a portfolio with below average risk over time. We purchase stocks from a universe of micro-cap stocks with market capitalizations of less than $200 million and sell those that grow out of this universe. Typically the portfolio has been broadly diversified with about 200 holdings.

Recognizing that stocks with low valuations have historically provided some of the best returns in the micro-cap realm, we have attempted to structure the portfolio accordingly. We focus on stocks that we feel have sound fundamentals selling at discounted prices. This approach is designed to have a positive impact on performance over the long term. But it can also work against the fund in the short run, particularly during a period when valuations are largely ignored. When stock market performance is very narrowly concentrated, as it has been over the six months, a diversified portfolio is more likely to underperform.

Q: Which sectors contributed to or subtracted from the fund's performance?

A: The three sectors that provided the best returns were health care, technology, and communications -- sectors that were underweighted in the portfolio because of our emphasis on value stocks. In fact, these were the only sectors with positive returns over the six-month period. While the fund's holdings in these sectors reported strong absolute gains, our valuation discipline precluded the portfolio from fully participating in their strong returns.

The portfolio was overweighted in other areas, including consumer and manufacturing stocks -- sectors that generally lagged the overall micro-cap market. This weak performance goes against historical trends because typically a robust economy benefits these kinds of stocks. The fund's significant weighting in these sectors, combined with disappointing performance, detracted from the fund's overall return.

Q: What are you expecting from small-cap stocks this year?

A: The most recent period of outperformance by growth stocks is unprecedented. While it can be difficult to remain invested in an asset class that is currently out of favor, patience is often rewarded. Asset classes such as large and small, and growth and value have historically taken turns leading market performance. Periods of underperformance are often followed by stretches of outperformance (see "A Closer Look at Small Cap Styles" on page 12).

No one can say with certainty when value stocks will return to favor. In the meantime, investors need to ask themselves which asset classes have the greatest upside potential going forward given current valuations.

--------------------------------------------------------------------------------
A Closer Look at Small Cap Styles
-------------------------------------------------------------------------------

Russell 2000 Value Total Return minus Russell 2000 Growth Total Return

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE FOR THE YEARS 1980-1999

            Value Outperforming

                   -15.46
                   -21.23
                   -27.30
                   -11.11
                   -12.21
                   -14.58
                   -15.55
                   -23.48
                   -24.90
                   -28.32
                   -37.48
                   -42.56
                   -26.88
                   -14.68
                    -6.86
                   -19.33
                   -15.50
                   -19.68
                    -5.50
                     0.54
                     8.85
                    15.43
                    16.66
                    26.59
                    24.09
                    20.83
                    21.15
                    21.99
                    19.51
                    21.88
                    16.56
                    17.01
                    16.58
                    14.24
                    14.66
                     8.49
                     7.54
                     1.38
                    -8.59
                    -7.34
                    -4.99
                   -10.96
                   -18.62
                    -9.72
                    -5.52
                    -1.33
                    11.58
                    15.05
                    18.50
                    26.23
                    27.72
                    25.08
                    23.51
                    23.42
                    23.81
                    20.99
                    18.93
                    20.13
                    17.96
                    20.01
                    18.10
                    12.50
                     9.71
                     8.16
                     9.56
                     7.50
                     9.41
                     6.10
                     9.96
                     7.73
                     4.94
                     0.77
                     0.04
                     0.80
                     1.87
                     1.47
                    -3.03
                    -2.23
                    -3.82
                     0.69
                     1.76
                     3.63
                     1.97
                     2.25
                     3.83
                     3.28
                     0.98
                     0.19
                     2.81
                     3.96
                     5.27
                     3.97
                     1.69
                    -3.04
                     5.61
                     7.24
                     3.37
                     8.94
                    10.51
                     9.70
                     9.50
                     9.65
                     9.52
                     9.51
                    10.78
                    10.68
                     8.06
                     6.41
                     9.10
                     3.82
                     5.31
                     5.67
                     4.74
                     2.44
                     4.94
                     1.23
                    -2.48
                    -4.00
                    -6.21
                    -8.43
                    -7.74
                    -3.54
                    -6.04
                    -6.62
                    -5.59
                    -8.34
                   -11.29
                    -8.63
                    -4.55
                    -2.00
                    -2.05
                    -4.08
                    -4.36
                    -9.31
                    -9.18
                    -8.14
                    -5.53
                    -1.74
                     1.34
                    -0.96
                    -6.26
                   -10.79
                   -14.95
                    -7.43
                    -9.48
                    -7.67
                    -1.58
                     4.51
                     7.43
                    10.62
                    11.92
                    14.73
                    17.31
                    18.12
                    19.65
                    17.10
                    21.37
                    24.33
                    25.60
                    23.17
                    18.99
                    12.91
                    10.38
                    10.29
                     7.35
                     7.39
                     8.85
                    13.24
                    10.48
                     6.84
                    -0.07
                     0.59
                     0.64
                     5.87
                     6.72
                     6.43
                     4.0
                     3.25
                     0.84
                    -0.69
                     0.88
                     1.50
                     0.56
                    -3.78
                    -3.18
                    -4.72
                   -11.19
                   -17.07
                   -10.54
                    -9.61
                    -4.63
                    -5.59
                    -5.29
                    -5.46
                    -8.0
                    -4.78
                   -13.08
                   -17.85
                    -5.37
                     7.63
                     2.82
                     0.87
                     6.25
                     9.64
                    10.11
                     7.43
                    18.34
                    21.80
                    28.11
                    26.03
                    23.64
                    15.88
                    17.29
                    19.30
                    16.01
                    16.52
                    18.84
                    18.72
                     7.95
                     1.97
                    -1.93
                    10.82
                     6.69
                     7.36
                    14.34
                    12.04
                     8.17
                     0.90
                    -7.68
                   -14.11
                    -7.70
                   -10.99
                   -11.56
                   -13.45
                   -14.01
                   -14.64
                   -29.22
                   -26.8
                   -28.56
                   -34.08
                   -44.58

          Growth Outperforming

12 Months Ended

Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Over the long term, we believe that the overall valuations of small-cap value stocks are compelling and eventually will lead to a rebound. Given that such recoveries can be dramatic and occur over a short period, we would urge investors to maintain a commitment to this asset class as part of a well-diversified portfolio.

Glossary of Investment Terms
--------------------------------------------------------------------------------

     Fundamental    Analysis of companies based on the projected impact of
        Research    management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

    Growth Stock    Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits rapidly going forward.

          Market    The value of a company's outstanding shares of common stock,
  Capitalization    determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization).
                    The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

      Over/Under    Refers to the allocation of assets -- usually by sector,
       Weighting    industry, or country -- within a portfolio relative to a
                    benchmark index (i.e. the Russell 2000), or an investment universe.

  Price/Earnings    Price of a stock divided by its earnings per share. A widely
     Ratio (P/E)    used gauge of a stock's valuation that indicates what
 (also "earnings    investors are paying for a company's earnings on a per share
      multiple")    basis. A higher earnings multiple indicates higher investor expectations or a higher growth rate, as well as the potential for greater price fluctuations.

        Standard    A statistical measure of the degree to which an investment's
       Deviation    return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of future returns.

     Value Stock    A company whose stock price does not fully reflect its
                    intrinsic value, as indicated by price/earnings and price/book ratios, dividend yield, or some other valuation measure, relative to its industry or the market overall.
                    Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)
An expanded list of terms is located at our Web site -- www.scudder.com.

Investment Portfolio                          as of February 29, 2000(Unaudited)
--------------------------------------------------------------------------------
                                                       Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------
Repurchase Agreements 2.3%
--------------------------------------------------------------------------------
State Street Bank and Trust Company, 5.74%,
 to be repurchased at $1,385,221 on
 3/1//2000** (Cost $1,385,000) .................        1,385,000      1,385,000

                                                         Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.7%
--------------------------------------------------------------------------------
Consumer Discretionary 15.8%
Apparel & Shoes 2.9%
Bernard Chaus, Inc.* ...........................          49,900          90,444
Cache, Inc.* ...................................          49,300         240,333
Deckers Outdoor Corp.* .........................          32,400         113,400
G-III Apparel Group, Ltd.* .....................          76,600         248,950
Hampshire Group, Ltd.* .........................          29,200         288,350
J. Jill Group Inc.* ............................          38,800         135,800
Premiumwear, Inc.* .............................          68,000         484,500
Steven Madden, Ltd.* ...........................          10,700         144,450
                                                                      ----------
                                                                       1,746,227
                                                                      ----------
Department & Chain Stores 1.3%
Drug Emporium, Inc.* ...........................         113,300         502,769
Duckwall-ALCO Stores, Inc.* ....................          37,200         306,900
                                                                      ----------
                                                                         809,669
                                                                      ----------
Home Furnishings 0.2%
Baldwin Piano & Organ Co.* .....................          12,100         102,850
                                                                      ----------
Hotels & Casinos 3.1%
Buckhead America Corp.* ........................          50,100         269,288
Humphrey Hospitality Trust, Inc. ...............          49,270         320,255
Isle of Capri Casinos, Inc.* ...................          28,600         311,025
Jackpot Enterprises, Inc.* .....................          52,000         620,750
Sonesta International Hotels Corp. "A" .........          48,900         372,863
                                                                      ----------
                                                                       1,894,181
                                                                      ----------
Recreational Products 2.2%
American Coin Merchandising, Inc.* .............          11,900          33,469
Escalade, Inc.* ................................          30,800         539,000


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Holiday RV Superstores, Inc.* ....................        116,900        730,625
                                                                      ----------
                                                                       1,303,094
                                                                      ----------
Restaurants 3.4%
Benihana, Inc. "A"* ..............................         33,700        492,863
Garden Fresh Restaurant Corp.* ...................         58,500        665,438
Max & Erma's Restaurants, Inc.* ..................         73,000        629,625
Rainforest Cafe Inc.* ............................         25,400        101,600
Sizzler International, Inc.* .....................         48,700        152,188
                                                                      ----------
                                                                       2,041,714
                                                                      ----------
Specialty Retail 2.7%
Brauns Fashions Corp.* ...........................         22,500        337,500
Brookstone, Inc.* ................................         33,900        542,400
Rag Shops, Inc.* .................................         84,315        168,630
Reeds Jewelers, Inc.* ............................         20,200         59,338
S & K Famous Brands, Inc.* .......................         28,400        181,050
Wolohan Lumber Co. ...............................         27,900        317,363
                                                                      ----------
                                                                       1,606,281
                                                                      ----------
Consumer Staples 9.7%
Alcohol & Tobacco 0.2%
Todhunter International, Inc.* ...................         15,600        132,600
                                                                      ----------
Consumer Electronic & Photographic 2.4%
Cobra Electronics Corp.* .........................         85,800        482,625
Salton, Inc.* ....................................         20,800        980,200
                                                                      ----------
                                                                       1,462,825
                                                                      ----------
Consumer Specialties 0.6%
Media Arts Group, Inc.* ..........................         46,300        387,763
                                                                      ----------
Farming 1.2%
AG Services of America, Inc.* ....................         18,700        462,825
Sylvan, Inc.* ....................................         27,800        257,150
                                                                      ----------
                                                                         719,975
                                                                      ----------
Food & Beverage 5.3%
Foodarama Supermarkets, Inc.* ....................         14,100        292,575
J & J Snack Foods Corp.* .........................         22,300        411,156
Schultz Sav-O Stores, Inc. .......................         33,050        380,075
Seaway Food Town, Inc. ...........................         33,150        696,150
Smithfield Companies, Inc. .......................         19,700        137,900
Suprema Specialties, Inc.* .......................         88,000        924,000
Village Super Market, Inc. "A"* ..................         27,900        360,956
                                                                      ----------
                                                                       3,202,812
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Textiles 0.0%
Worldtex, Inc.* ................................           3,700           7,400
                                                                      ----------
Health 3.8%
Health Industry Services 2.4%
Air Methods Corp.* .............................         101,600         450,850
HPSC, Inc.* ....................................          55,800         481,275
Healthcare Services Group, Inc.* ...............          52,050         370,856
ProMedCo Management Co.* .......................          46,800         122,850
                                                                      ----------
                                                                       1,425,831
                                                                      ----------
Hospital Management 0.1%
National Home Health Care Corp.* ...............          21,890          83,456
                                                                      ----------
Medical Supply & Specialty 1.3%
Polymedica Industries, Inc.* ...................           7,900         365,869
Scherer Healthcare, Inc.* ......................          31,600          96,775
Superior Uniform Group, Inc. ...................          30,500         297,375
                                                                      ----------
                                                                         760,019
                                                                      ----------
Communications 1.1%
Telephone/Communications
Hector Communications Corp.* ...................          42,900         643,500
                                                                      ----------
Financial 11.3%
Banks 7.0%
Alliance Bancorp of New England, Inc. ..........          37,749         311,429
Columbia Banking System, Inc.* .................          18,522         214,161
Equitable Federal Savings Bank* ................             700           9,975
First Essex Bancorp ............................          15,800         217,250
First Keystone Financial, Inc. .................           6,500          58,094
First Oak Brook Bancshares, Inc. "A" ...........          29,400         459,375
Haven Bancorp, Inc. ............................          12,200         146,400
Hingham Institution for Savings ................          11,550         147,263
Jacksonville Bancorp, Inc. .....................           3,000          38,625
Kankakee Bancorp, Inc. .........................           4,400          93,500
Lawrence Savings Bank ..........................          45,600         330,600
MFB Corp. ......................................           2,400          41,400
Marion Capital Holdings, Inc. ..................           7,500         118,594
Medford Bancorp Inc. ...........................          23,600         309,750
NMBT Corp. .....................................           5,700         126,113
New Hampshire Thrift Bancshares, Inc. ..........           3,600          37,350


    The accompanying notes are an integral part of the financial statements.

                                                          Shares       Value ($)
--------------------------------------------------------------------------------
Northrim Bank ....................................         44,898        319,898
Parkvale Financial Corp. .........................         24,296        394,810
People's Bancshares, Inc. ........................         17,600        279,400
Pinnacle Bancshares, Inc. ........................         25,000        196,875
Progress Financial Corp. .........................         18,174        209,001
Southwest Bancorp, Inc. ..........................          7,800        144,300
                                                                      ----------
                                                                       4,204,163
                                                                      ----------
Insurance 2.7%
ACMAT Corp. "A"* .................................         21,700        165,463
Atlantic American Corp.* .........................         71,600        179,000
Cotton States Life Insurance .....................         45,525        355,664
Investors Title Co. ..............................         24,100        283,175
Security National Financial Corp. "A"* ...........         80,334        311,293
Siebels Bruce Group, Inc.* .......................         39,300         63,863
Standard Management Corp.* .......................         66,100        297,450
                                                                      ----------
                                                                       1,655,908
                                                                      ----------
Consumer Finance 0.2%
Bank Plus Corp.* .................................         52,000        117,000
                                                                      ----------
Other Financial Companies 0.8%
First Cash, Inc.* ................................         65,900        461,300
                                                                      ----------
Real Estate 0.6%
AMREP Corp.* .....................................         65,600        352,600
                                                                      ----------
Media 1.7%
Broadcasting & Entertainment 0.3%
Unapix Entertainment, Inc.* ......................         94,200        170,738
                                                                      ----------
Print Media 1.4%
Advanced Marketing Services, Inc. ................         45,175        813,150
                                                                      ----------
Service Industries 6.3%
Environmental Services 1.0%
GZA GeoEnvironmental Technologies, Inc.* .........         81,900        368,550
Scope Industries, Inc. ...........................          4,000        159,500
Versar, Inc.* ....................................         39,900         89,775
                                                                      ----------
                                                                         617,825
                                                                      ----------
Investment 0.5%
Advest Group, Inc. ...............................          7,200        119,700


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
M.H. Meyerson & Co, Inc.* ........................         36,200        190,050
                                                                      ----------
                                                                         309,750
                                                                      ----------
Miscellaneous Commercial Services 3.2%
American Physicians Service Group, Inc.* .........         65,800        230,300
C.H. Heist Corp.* ................................         58,400        339,450
Exponent, Inc.* ..................................         42,200        340,238
Joule, Inc.* .....................................         52,700         98,813
Mercury Air Group, Inc.* .........................         86,600        736,100
RCM Technologies, Inc.* ..........................         12,800        193,600
                                                                      ----------
                                                                       1,938,501
                                                                      ----------
Miscellaneous Consumer Services 1.6%
ACE Cash Express, Inc.* ..........................         33,025        565,553
Earl Scheib, Inc.* ...............................          6,900         27,600
ICT Group, Inc.* .................................         25,700        231,300
TEAM America Corp.* ..............................         18,800        125,725
                                                                      ----------
                                                                         950,178
                                                                      ----------
Durables 5.6%
Aerospace 0.8%
AVTEAM, Inc. "A"* ................................         15,700         97,144
Ducommun, Inc.* ..................................         24,300        226,294
Sifco Industries, Inc. ...........................         26,600        176,225
                                                                      ----------
                                                                         499,663
                                                                      ----------
Automobiles 0.4%
Collins Industries Inc. ..........................         39,100        244,375
                                                                      ----------
Leasing Companies 1.4%
Amplicon, Inc. ...................................         31,200        374,400
Capital Associates Inc.* .........................         36,500         79,844
PLM International Inc.* ..........................         54,300        366,525
                                                                      ----------
                                                                         820,769
                                                                      ----------
Telecommunications Equipment 2.6%
Cognitronics Corp.* ..............................         23,850        545,569
Comdial Corp.* ...................................         44,400        846,375
VARI-L Company, Inc.* ............................          7,200        193,950
                                                                      ----------
                                                                       1,585,894
                                                                      ----------
Miscellaneous 0.4%
Featherlite Manufacturing, Inc.* .................         49,700        239,181
                                                                      ----------
Manufacturing 15.5%
Chemicals 0.8%
Aceto Corp. ......................................         44,400        455,100


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
JLM Industries, Inc.* ..........................          10,200          30,600
                                                                      ----------
                                                                         485,700
                                                                      ----------
Containers & Paper 0.5%
Tufco Technologies, Inc.* ......................           6,600          70,950
UFP Technologies, Inc.* ........................          86,500         259,500
                                                                      ----------
                                                                         330,450
                                                                      ----------
Diversified Manufacturing 1.2%
Brunswick Technologies, Inc.* ..................          19,200         123,600
Cantel Industries Inc.* ........................          22,400         127,400
McRae Industries, Inc. "A" .....................          41,300         216,825
Pubco Corp.* ...................................          28,100         231,825
                                                                      ----------
                                                                         699,650
                                                                      ----------
Electrical Products 1.8%
ACME Electric Corp.* ...........................          57,600         320,397
Axsys Technologies, Inc.* ......................          11,600         145,000
SL Industries, Inc. ............................          51,400         600,738
                                                                      ----------
                                                                       1,066,135
                                                                      ----------
Industrial Specialty 5.5%
American Locker Group, Inc.* ...................          43,200         283,496
Ault, Inc.* ....................................           6,600          66,000
Badger Meter, Inc. .............................          18,000         552,375
Foster (LB) Co. "A"* ...........................         105,500         468,156
Graham Corp.* ..................................          30,100         221,988
Insteel Industries, Inc. .......................          76,300         586,556
Kinark Corp.* ..................................         134,200         201,300
Lamson & Sessions Co.* .........................          67,700         516,213
MFRI, Inc.* ....................................          58,900         287,138
Met-Pro Corp. ..................................          13,800         133,688
                                                                      ----------
                                                                       3,316,910
                                                                      ----------
Machinery/Components/Controls 3.8%
Chicago Rivet & Machine Co. ....................          18,300         393,450
Cybex International, Inc.* .....................          46,500         148,219
Farrel Corp. ...................................         102,300         204,600
IMPCO Technologies, Inc.* ......................           2,400         122,850
Newcor, Inc.* ..................................          20,000          58,750
O.I. Corp.* ....................................          87,600         366,825
Oilgear Co. ....................................          19,300         168,875
On-Point Technology Systems, Inc.* (b) .........          76,000         165,300
Summa Industries, Inc.* ........................          42,600         420,675
Trans-Industries, Inc.* ........................          35,500         213,000
                                                                      ----------
                                                                       2,262,544
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Office Equipment/Supplies 0.8%
Dixon Ticonderoga Co.* ...........................         30,100        150,500
TAB Products Co. .................................         51,900        308,156
                                                                      ----------
                                                                         458,656
                                                                      ----------
Specialty Chemicals 0.2%
Detrex Corp.* ....................................         31,700         96,091
                                                                      ----------
Wholesale Distributors 0.9%
Allou Health & Beauty, Inc. "A"* .................         71,100        551,025
                                                                      ----------
Miscellaneous 0.0%
American Dental Technologies, Inc.* ..............         10,300         26,395
                                                                      ----------
Technology 13.8%
Computer Software 0.4%
MTS Systems Corp. ................................          4,008         30,812
Scan Optics, Inc.* ...............................         90,100        202,725
                                                                      ----------
                                                                         233,537
                                                                      ----------
Diverse Electronic Products 1.0%
Reliability Inc.* ................................          7,900         39,500
SBS Technologies, Inc.* ..........................         10,200        555,263
                                                                      ----------
                                                                         594,763
                                                                      ----------
Edp Peripherals 1.1%
Printronix, Inc.* ................................         19,900        365,663
Wells-Gardner Electronics Corp.* .................         89,355        323,912
                                                                      ----------
                                                                         689,575
                                                                      ----------
Electronic Components/Distributors 8.6%
American Technical Ceramics Corp.* ...............         36,700      1,357,900
Anaren Microwave Inc.* ...........................          8,800        667,700
Bel Fuse Inc. Class "A" ..........................         13,750        264,688
Bel Fuse Inc. Class "B" ..........................         26,650        483,031
Napco Security Systems, Inc.* ....................         48,000        150,000
Nu Horizons Electronics, Inc.* ...................         58,065        990,734
Programmer's Paradise, Inc.* .....................         27,800        184,175
Savior Technology Group, Inc.* ...................         55,600        417,000
Sigmatron International, Inc.* ...................         52,900        343,850
Trans-Lux Corp. ..................................         31,200        202,800
Video Display Corp.* .............................         34,500        127,219
                                                                      ----------
                                                                       5,189,097
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Military Electronics 1.6%
EDO Corp. ......................................          78,400         504,700
Engineered Support Systems, Inc. ...............          35,400         460,200
                                                                      ----------
                                                                         964,900
                                                                      ----------
Precision Instruments 0.3%
Barringer Technologies Inc.* ...................          35,700         187,425
                                                                      ----------
Semiconductors 0.8%
Zing Technologies, Inc.* .......................          30,300         459,234
                                                                      ----------
Energy 1.4%
Engineering 0.1%
Abrams Industries, Inc. ........................          18,780          68,075
                                                                      ----------
Oil & Gas Production 0.5%
Petroleum Development Corp.* ...................          77,600         315,250
                                                                      ----------
Oil Companies 0.1%
Arabian Shield Development* ....................          58,600          76,913
                                                                      ----------
Miscellaneous 0.7%
RGC Resources, Inc. ............................          18,700         399,713
                                                                      ----------
Metals & Minerals 1.7%
Steel & Metals 1.3%
Bayou Steel Corp.* .............................         110,900         311,906
Friedman Industries, Inc. ......................          60,003         210,011
Webco Industries, Inc.* ........................          61,500         238,313
                                                                      ----------
                                                                         760,230
                                                                      ----------
Miscellaneous 0.4%
United States Lime & Minerals, Inc. ............          37,300         270,425
                                                                      ----------
Construction 3.9%
Building Materials 0.1%
Williams Industries, Inc.* .....................          15,000          45,938
                                                                      ----------
Building Products 2.5%
Baltek Corp.* ..................................          45,300         365,226
Continental Materials Corp.* ...................          35,400         785,438
Noland Co. .....................................          20,700         349,313
                                                                      ----------
                                                                       1,499,977
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Homebuilding 1.3%
Engle Homes, Inc. ................................         33,200        346,525
Fortress Group, Inc.* ............................        113,100        116,634
Liberty Homes, Inc. "A" ..........................         18,700        126,225
Washington Homes, Inc.* ..........................         33,000        173,250
                                                                      ----------
                                                                         762,634
                                                                      ----------
Transportation 2.7%
Airlines 0.2%
Hawaiian Airlines, Inc.* .........................         80,000        150,000
                                                                      ----------
Marine Transportation 0.7%
International Shipholding Corp. ..................         42,200        403,538
                                                                      ----------
Railroads 0.3%
Providence & Worcester Railroad Co. ..............         25,000        182,813
                                                                      ----------
Trucking 1.1%
Boyd Brothers Transportation, Inc.* ..............         51,000        280,500
Consolidated Delivery & Logistics, Inc.* .........         32,600        118,175
Kenan Transport Co. ..............................          8,500        187,000
Simon Transportation Services, Inc.* .............          9,600         46,800
                                                                      ----------
                                                                         632,475
                                                                      ----------
Miscellaneous 0.4%
Travel Services International Inc.* ..............          9,300        238,894
                                                                      ----------
Utilities 3.4%
Electric Utilities 0.3%
Unitil Corp. .....................................          6,500        201,500
                                                                      ----------
Natural Gas Distribution 2.0%
Chesapeake Utilities Corp. .......................         20,200        362,338
Energy West, Inc. ................................         25,700        212,025
Providence Energy Corp. ..........................         17,900        658,944
                                                                      ----------
                                                                       1,233,307
                                                                      ----------
Water Supply 1.0%
Southwest Water Co. ..............................         46,034        598,442
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                                                           Shares      Value ($)
--------------------------------------------------------------------------------
Miscellaneous 0.1%
Florida Public Utilities Co. ...................           4,700          68,150
                                                                      ----------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $53,905,829)                                58,831,553
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $54,290,829) (a)            60,216,553
--------------------------------------------------------------------------------

*    Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $55,290,829. At February 29, 2000, net unrealized appreciation for all securities based on tax cost was $4,925,724. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,708,749 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,783,025.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $165,300 (0.27% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at February 29, 2000 aggregated $147,877. These securities may also have certain restrictions as to resale.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $55,290,829) ........    $ 60,216,553
Receivable for investments sold ...............................         177,040
Dividends receivable ..........................................          22,146
Interest receivable ...........................................             221
Receivable for Fund shares sold ...............................          32,177
Deferred organization expenses ................................           4,050
Other assets ..................................................             946
                                                                   ------------
Total assets ..................................................      60,453,133

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank .........................................             195
Payable for Fund shares redeemed ..............................          68,414
Accrued management fee ........................................          36,696
Other accrued expenses and payables ...........................         192,090
                                                                   ------------
Total liabilities .............................................         297,395
--------------------------------------------------------------------------------
Net assets, at value                                               $ 60,155,738
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated net investment loss ...............................         (64,639)
Net unrealized appreciation (depreciation) on investments .....       4,925,724
Accumulated net realized gain (loss) ..........................       2,193,951
Paid-in capital ...............................................      53,100,702
--------------------------------------------------------------------------------
Net assets, at value                                               $ 60,155,738
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price (Note A)
 per share ($60,155,738 / 3,840,582 outstanding shares
 of beneficial interest, $.01 par value, unlimited number
 of shares authorized) ........................................   $       15.66


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Dividends ...................................................         $ 497,029
Interest ....................................................            38,842
                                                                      ---------
Total Income ................................................           535,871
                                                                      ---------
Expenses:
Management fee ..............................................           252,942
Services to shareholders ....................................           198,117
Custodian and accounting fees ...............................            25,555
Auditing ....................................................            15,857
Legal .......................................................             6,006
Trustees' fees and expenses .................................            21,291
Reports to shareholders .....................................            19,720
Registration fees ...........................................            10,010
Amortization of organization expenses .......................             1,392
Reorganization ..............................................            48,724
Other .......................................................             2,561
                                                                      ---------
Total expenses, before expense reductions ...................           602,175
Expense reductions ..........................................            (1,665)
                                                                     -----------
Total expenses, after expense reductions ....................           600,510
Net investment income (loss)                                            (64,639)

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments ...................         3,596,296
Net unrealized appreciation (depreciation) during the
 period on investments ......................................        (2,241,735)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                            1,354,561
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $   1,289,922
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                                        Six Months
                                                           Ended
                                                        February 29,     Year Ended
                                                            2000          August 31,
Increase (Decrease) in Net Assets                      (Unaudited)           1999
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) .....................   $     (64,639)   $    (611,580)
Net realized gain (loss) on investment
 transactions ....................................       3,596,296       (1,468,116)
Net unrealized appreciation (depreciation) on
 investment transactions during the period .......      (2,241,735)      11,822,491
                                                     -------------    -------------
Net increase (decrease) in net assets resulting
from operations ..................................       1,289,922        9,742,795
                                                     -------------    -------------
Distributions to shareholders from net realized
gains on investment transactions .................              --       (5,478,575)
                                                     -------------    -------------
Fund share transactions:
Proceeds from shares sold ........................       3,356,199       15,769,689
Reinvestment of distributions ....................              --        5,236,859
Cost of shares redeemed ..........................     (22,818,733)     (49,482,083)
Redemption fees ..................................          11,899           24,451
                                                     -------------    -------------
Net increase (decrease) in net assets from Fund
 share transactions ..............................     (19,450,635)     (28,451,084)
                                                     -------------    -------------
Increase (decrease) in net assets ................     (18,160,713)     (24,186,864)
Net assets at beginning of period ................      78,316,451      102,503,315
Net assets at end of period (including accumulated
 net investment loss of ($64,639) at
 February 29, 2000) ..............................   $  60,155,738    $  78,316,451

Other Information
Shares outstanding at beginning of period ........       5,149,376        7,131,931
                                                     -------------    -------------
Shares sold ......................................         223,376        1,077,995
Shares issued to shareholders in reinvestment of
 distributions ...................................              --          370,882
Shares redeemed ..................................      (1,532,170)      (3,431,432)
                                                     -------------    -------------
Net increase (decrease) in Fund shares ...........      (1,308,794)      (1,982,555)
Shares outstanding at end of period ..............       3,840,582        5,149,376


    The accompanying notes are an integral part of the financial statements.


Financial Highlights
-----------------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-----------------------------------------------------------------------------------------
                                   2000(b)     1999(c)     1998(c)   1997(c)    1996(d)
-----------------------------------------------------------------------------------------
Net asset value, beginning of
period                             $15.21      $14.37      $16.77    $12.07    $12.00
                                  -----------------------------------------------------
-----------------------------------------------------------------------------------------
Income (loss) from investment
 operations:
-----------------------------------------------------------------------------------------
Net investment income (loss) (a)     (.02)       (.10)       (.08)     (.03)      .01
-----------------------------------------------------------------------------------------
Net realized and unrealized gain
 (loss) on investments                .47        1.77       (2.28)     4.74       .06
                                  -----------------------------------------------------
-----------------------------------------------------------------------------------------
Total from investment operations      .45        1.67       (2.36)     4.71       .07
-----------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------
Net investment income                  --          --          --      (.02)       --
-----------------------------------------------------------------------------------------
Net realized gains on investment
 transactions                          --        (.83)       (.07)       --        --
                                  -----------------------------------------------------
-----------------------------------------------------------------------------------------
Total distributions                    --        (.83)       (.07)     (.02)       --
-----------------------------------------------------------------------------------------
Redemption fees                        --***       --***      .03       .01        --***
-----------------------------------------------------------------------------------------
Net asset value, end of period     $15.66      $15.21      $14.37    $16.77    $12.07
                                  -----------------------------------------------------
-----------------------------------------------------------------------------------------
Total Return (%) (e)                 2.96**     12.03      (13.96)    39.10(f)    .58(f)**
-----------------------------------------------------------------------------------------

Ratios and Supplemental Data
---------------------------------------------------------------------------------------
Net assets, end of period ($           60          78         103        92         8
 millions)
-----------------------------------------------------------------------------------------
Ratio of expenses before expense     1.71*       1.61        1.39      2.19     22.06*
 reductions (%)
-----------------------------------------------------------------------------------------
Ratio of expenses after expense      1.71(g*)    1.61        1.39      1.75      1.75*
 reductions (%)
-----------------------------------------------------------------------------------------
Ratio of net investment income       (.19)*      (.68)       (.44)     (.21)     2.58*
 (loss) (%)
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)             7*          4          34        17        --
-----------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the six months ended February 29, 2000 (Unaudited).

(c)  Year ended August 31.

(d) For the Period August 12, 1996 (commencement of operations) to August 31, 1996.

(e) Total return does not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(f)  Total return would have been lower had certain expenses not been reduced.

(g) The ratio of operating expenses to average net assets excluding reorganization costs was 1.64%, for the six months ended February 29, 2000.

*    Annualized

**   Not annualized

***  Amount is less than half of $.01.

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Micro Cap Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Effective September 22, 1997, the Fund suspended the sale of its shares to new investors. Current individual shareholders of the Fund were able to continue to invest in the Fund and the Fund remained open to investment through qualified retirement plans. The Trustees reopened the Fund to new investors effective October 23, 1998. The Trustees may determine to close the Fund again at some point based on market conditions and other factors.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $1,109,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2007, the expiration date, whichever occurs first. From November 1, 1998 through August 31, 1999, the Fund incurred approximately $359,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2000.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended February 29, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $2,233,297 and $20,903,600, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.75% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended February 29, 2000, the fee imposed amounted to $252,942, of which $36,696 is unpaid at February 29, 2000.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SSC aggregated $115,572, of which $34,811 is unpaid at February 29, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended

February 29, 2000, the amount charged to the Fund by STC aggregated $27,692, of which $8,689 is unpaid at February 29, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended February 29, 2000, the amount charged to the Fund by SFAC aggregated $21,309, of which $3,254 is unpaid at February 29, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Funds. At February 29, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $45,682, of which $31,108 is unpaid at February 29, 2000.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 29, 2000, the Trustees' fees and expenses aggregated $21,291.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended February 29, 2000, the Fund's custodian and transfer agent fees were reduced by $554 and $1,111, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based on net assets, among each of the

Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Plan of Reorganization

On February 7, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the AARP Small Company Stock Fund, pursuant to which AARP Small Company Stock Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for a new class of shares ("Class S") of the AARP Small Company Stock Fund. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about July 13, 2000.

As a result of the Reorganization, each shareholder of the Scudder Micro Cap Fund will become a shareholder of the Class S shares of the AARP Small Company Stock Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Class S shares of the AARP Small Company Stock Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the third quarter of 2000. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*                           Peter Chin*
  o President                                  o Vice President

Sheryle J. Bolton                            J. Brooks Dougherty*
  o Trustee; Chief Executive Officer,          o Vice President
    Scientific Learning Corporation
                                             James M. Eysenbach*
William T. Burgin                              o Vice President
  o Trustee; General Partner, Bessemer
    Venture Partners                         James E. Fenger*
                                               o Vice President
Keith R. Fox
  o Trustee; General Partner,                Philip S. Fortuna*
    The Exeter Group of Funds                  o Vice President

William H. Luers                             Sewall F. Hodges*
  o Trustee; Chairman and President,           o Vice President
    U.N. Association of America
                                             Ann M. McCreary*
Kathryn L. Quirk*                              o Vice President
  o Trustee, Vice President and
    Assistant Secretary                      Thaddeus Paluszek*
                                               o Vice President
Joan E. Spero
  o Trustee; President, Doris Duke           Robert C. Peck*
    Charitable Foundation                      o Vice President

Paul Bancroft III                            John Millette*
  o Honorary Trustee; Venture                  o Vice President and Secretary
    Capitalist and Consultant
                                             John R. Hebble*
Wilson Nolen                                   o Treasurer
  o Honorary Trustee; Consultant
                                             Caroline Pearson*
Robert G. Stone, Jr.                           o Assistant Secretary
  o Honorary Trustee; Chairman
    Emeritus and Director, Kirby             *Scudder Kemper Investments, Inc.
    Corporation

Edmund R. Swanberg
  o Honorary Trustee

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund***
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund***
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Health Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

RT048200
335-6-20


SCUDDER
INVESTEMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group